UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

ACCELERON PHARMA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)	02139 (Zip Code)

Registrant’s telephone number, including area code: (617) 649-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             Results of Operations and Financial Condition.

On January 28, 2014, Acceleron Pharma Inc. issued a press release.  The press release is furnished as Exhibit 99.1 hereto.

The information contained in these Items, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 7.01             Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release of Acceleron Pharma Inc. dated January 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ Kevin F. McLaughlin
Kevin F. McLaughlin
Chief Financial Officer

Date: January 28, 2014

EXHIBIT INDEX

Exhibits.

99.1                        Press Release of Acceleron Pharma Inc. dated January 28, 2014.